                                                                   Exhibit 24(a)

                              WELLS FARGO & COMPANY

                                Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, HOWARD I. ATKINS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of the Floating Rate Convertible Debentures due 2033 of the Company (the "Debentures") in an aggregate amount not to exceed $3,450,000,000 and the underlying shares of Common Stock ($1-2/3 par value) of the Company into which the Debentures may be converted from time to time (both of the foregoing being referred to in this Power of Attorney as "Securities"), proposed to be registered by the Company for re-sale on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22/nd/ day of April, 2003.



                                                 /s/ J.A. Blanchard III
                                                 -------------------------------
                                                 J.A. Blanchard III

                              WELLS FARGO & COMPANY

                                Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, HOWARD I. ATKINS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of the Floating Rate Convertible Debentures due 2033 of the Company (the "Debentures") in an aggregate amount not to exceed $3,450,000,000 and the underlying shares of Common Stock ($1-2/3 par value) of the Company into which the Debentures may be converted from time to time (both of the foregoing being referred to in this Power of Attorney as "Securities"), proposed to be registered by the Company for re-sale on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22/nd/ day of April, 2003.



                                                 /s/ Susan E. Engel
                                                 -------------------------------
                                                 Susan E. Engel

                              WELLS FARGO & COMPANY

                                Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, HOWARD I. ATKINS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of the Floating Rate Convertible Debentures due 2033 of the Company (the "Debentures") in an aggregate amount not to exceed $3,450,000,000 and the underlying shares of Common Stock ($1-2/3 par value) of the Company into which the Debentures may be converted from time to time (both of the foregoing being referred to in this Power of Attorney as "Securities"), proposed to be registered by the Company for re-sale on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22/nd/ day of April, 2003.



                                                 /s/ Robert L. Joss
                                                 -------------------------------
                                                 Robert L. Joss

                              WELLS FARGO & COMPANY

                                Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, HOWARD I. ATKINS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of the Floating Rate Convertible Debentures due 2033 of the Company (the "Debentures") in an aggregate amount not to exceed $3,450,000,000 and the underlying shares of Common Stock ($1-2/3 par value) of the Company into which the Debentures may be converted from time to time (both of the foregoing being referred to in this Power of Attorney as "Securities"), proposed to be registered by the Company for re-sale on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22/nd/ day of April, 2003.



                                                 /s/ Reatha Clark King
                                                 -------------------------------
                                                 Reatha Clark King

                             WELLS FARGO & COMPANY

                               Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, HOWARD I. ATKINS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of the Floating Rate Convertible Debentures due 2033 of the Company (the "Debentures") in an aggregate amount not to exceed $3,450,000,000 and the underlying shares of Common Stock ($1-2/3 par value) of the Company into which the Debentures may be converted from time to time (both of the foregoing being referred to in this Power of Attorney as "Securities"), proposed to be registered by the Company for re-sale on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22/nd/ day of April, 2003.



                                                 /s/ Richard M. Kovacevich
                                                 -------------------------------
                                                 Richard M. Kovacevich

                              WELLS FARGO & COMPANY

                                Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, HOWARD I. ATKINS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of the Floating Rate Convertible Debentures due 2033 of the Company (the "Debentures") in an aggregate amount not to exceed $3,450,000,000 and the underlying shares of Common Stock ($1-2/3 par value) of the Company into which the Debentures may be converted from time to time (both of the foregoing being referred to in this Power of Attorney as "Securities"), proposed to be registered by the Company for re-sale on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22/nd/ day of April, 2003.



                                                 /s/ Richard D. McCormick
                                                 -------------------------------
                                                 Richard D. McCormick

                              WELLS FARGO & COMPANY

                                Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, HOWARD I. ATKINS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of the Floating Rate Convertible Debentures due 2033 of the Company (the "Debentures") in an aggregate amount not to exceed $3,450,000,000 and the underlying shares of Common Stock ($1-2/3 par value) of the Company into which the Debentures may be converted from time to time (both of the foregoing being referred to in this Power of Attorney as "Securities"), proposed to be registered by the Company for re-sale on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22/nd/ day of April, 2003.



                                                 /s/ Cynthia H. Milligan
                                                 -------------------------------
                                                 Cynthia H. Milligan

                              WELLS FARGO & COMPANY

                                Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, HOWARD I. ATKINS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of the Floating Rate Convertible Debentures due 2033 of the Company (the "Debentures") in an aggregate amount not to exceed $3,450,000,000 and the underlying shares of Common Stock ($1-2/3 par value) of the Company into which the Debentures may be converted from time to time (both of the foregoing being referred to in this Power of Attorney as "Securities"), proposed to be registered by the Company for re-sale on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22/nd/ day of April, 2003.



                                                 /s/ Benjamin F. Montoya
                                                 -------------------------------
                                                 Benjamin F. Montoya

                              WELLS FARGO & COMPANY

                                Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, HOWARD I. ATKINS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of the Floating Rate Convertible Debentures due 2033 of the Company (the "Debentures") in an aggregate amount not to exceed $3,450,000,000 and the underlying shares of Common Stock ($1-2/3 par value) of the Company into which the Debentures may be converted from time to time (both of the foregoing being referred to in this Power of Attorney as "Securities"), proposed to be registered by the Company for re-sale on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of April, 2003.



                                                 /s/ Philip J. Quigley
                                                 -------------------------------
                                                 Philip J. Quigley

                              WELLS FARGO & COMPANY

                                Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, HOWARD I. ATKINS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of the Floating Rate Convertible Debentures due 2033 of the Company (the "Debentures") in an aggregate amount not to exceed $3,450,000,000 and the underlying shares of Common Stock ($1-2/3 par value) of the Company into which the Debentures may be converted from time to time (both of the foregoing being referred to in this Power of Attorney as "Securities"), proposed to be registered by the Company for re-sale on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22/nd/ day of April, 2003.



                                                 /s/ Donald B. Rice
                                                 -------------------------------
                                                 Donald B. Rice

                              WELLS FARGO & COMPANY

                                Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, HOWARD I. ATKINS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of the Floating Rate Convertible Debentures due 2033 of the Company (the "Debentures") in an aggregate amount not to exceed $3,450,000,000 and the underlying shares of Common Stock ($1-2/3 par value) of the Company into which the Debentures may be converted from time to time (both of the foregoing being referred to in this Power of Attorney as "Securities"), proposed to be registered by the Company for re-sale on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22/nd/ day of April, 2003.



                                                 /s/ Judith M. Runstad
                                                 -------------------------------
                                                 Judith M. Runstad

                              WELLS FARGO & COMPANY

                                Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, HOWARD I. ATKINS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of the Floating Rate Convertible Debentures due 2033 of the Company (the "Debentures") in an aggregate amount not to exceed $3,450,000,000 and the underlying shares of Common Stock ($1-2/3 par value) of the Company into which the Debentures may be converted from time to time (both of the foregoing being referred to in this Power of Attorney as "Securities"), proposed to be registered by the Company for re-sale on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22/nd/ day of April, 2003.



                                                 /s/ Susan G. Swenson
                                                 -------------------------------
                                                 Susan G. Swenson

                              WELLS FARGO & COMPANY

                                Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, HOWARD I. ATKINS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of the Floating Rate Convertible Debentures due 2033 of the Company (the "Debentures") in an aggregate amount not to exceed $3,450,000,000 and the underlying shares of Common Stock ($1-2/3 par value) of the Company into which the Debentures may be converted from time to time (both of the foregoing being referred to in this Power of Attorney as "Securities"), proposed to be registered by the Company for re-sale on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22/nd/ day of April, 2003.



                                                 /s/ Michael W. Wright
                                                 -------------------------------
                                                 Michael W. Wright